ANNUAL REPORT  JUNE 30, 2001

[GRAPHIC OF OWL]

INVEST WISELY.(R)

INSTITUTIONAL SERIES
MONTGOMERY INTERNATIONAL GROWTH PORTFOLIO

THE MONTGOMERY FUNDS(SM)

DEAR FELLOW SHAREHOLDER

[PHOTO]

In times like these, characterized by volatile markets and economic uncertainty, it's hard to focus on anything but what's happening RIGHT NOW. We understand that many investors are frustrated and uncomfortable with today's global investment climate. We know these concerns--as investors ourselves, we have them too.

It has been well over a year since we entered this tumultuous stock market, and we want you to know that although we are not satisfied with current investment results, we remain dedicated to the goal of delivering superior long-term performance. We know that as shareholders you not only give us your money--you give us your trust to make appropriate financial decisions on your behalf. That's why we will not stray from our core strategy of bottom-up, growth stock selection, relying on our hands-on, high-quality fundamental analysis of investment opportunities.

Our institutional heritage defines the rigorous methods we employ to evaluate investment candidates, construct portfolios and manage risk. Our disciplined approach leads us to concentrate only on those sectors we know, to remain faithful to our style--whether it's in or out of favor. We believe this steadfast strategy, combined with our focus on uncovering innovative ideas around the globe, positions us for success over the long-term.

In the near-term, I would like to thank you for your continued patience and patronage.

Sincerely,

/s/ R. Stephen Doyle

R. Stephen Doyle
Chairman

[LOGO]
THE MONTGOMERY FUNDS(SM)
INVEST WISELY.(R)

INVESTMENT REVIEW

Q: HOW DID THE PORTFOLIO PERFORM DURING THE ONE-YEAR PERIOD ENDED JUNE 30, 2001?
A: Over the past 12 months, global stock markets have been fraught with uncertainty, as investors have struggled to digest a rapid deceleration in U.S. economic growth and its implications for global activity. Despite aggressive Fed easing over the past six months, a flood of earnings warnings across virtually every sector pushed most markets sharply lower, with some stabilization occurring in second quarter 2001, as investors look hopefully to the future. During this turbulent period, the Portfolio returned -31.04%, while the benchmark Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index returned -23.32%.

Q: WHAT FACTORS INFLUENCED THE PORTFOLIO AND THE MARKET DURING THE PERIOD?
A: A poor first quarter was followed by a relatively flat three-month period that masked significant volatility in many world markets. Sector rotation was evident, as many investors grew tired of the market's previously dominant technology sector, with companies like Alcatel, Cisco and Nokia leading markets to new lows. With 2001 shaping up to be one of the worst years in recent memory for the semi-conductor industry, and the high-profile failures of many dot-com and communications companies, more-conservative and stable companies began receiving attention. This was evident in the performance of health-care, consumer services and consumer durables stocks.

Q: WHAT CONTRIBUTED TO POOR PERFORMANCE, AND WHY?
A: Continuing a trend observed throughout the fiscal year, technology and communications companies were a significant drag on the Portfolio's performance. With high debt burdens, concerns over the deployment of third-generation wireless services, and the inability of many upstarts to attract additional funding, the outlook for telecom-services and telecom-equipment providers has deteriorated rapidly, with no clear bottom in sight. This has led us to reduce our telecom-equipment exposure by eliminating companies like Alcatel and Nortel, both of which have suffered severe price declines.

With technology companies representing a large portion of the Portfolio's holdings in the past, and the sector's stature as one of the global economy's primary growth drivers, we continue to closely watch industry fundamentals. Yet with investment spending at many companies clearly decelerating in the face of slowing global demand, visibility for both revenue and earnings growth remains severely constrained, which has added volatility to many of these stocks.

Q: WHAT WERE THE POSITIVE STOCK STORIES?

A: Companies in the consumer services and durables sectors had a favorable impact on the Portfolio. Matalan, a U.K. retailer, and Fast Retailing, a Japanese concern, both have exceptional cost structures and focus on providing high-quality goods at competitive prices. This has allowed them to grow profitably while increasing their customer bases. Furthermore, in the consumer durables sector, the Portfolio's automotive companies holdings, particularly Porsche and Nissan, performed well. With robust demand for its high-end cars and expectations of

  MONTGOMERY INSTITUTIONAL SERIES:
   INTERNATIONAL GROWTH PORTFOLIO
Since inception (6/30/98)      (7.18)%
One year                      (31.04)%
Three years                    (7.18)%

           MSCI EAFE INDEX
Since 6/30/98              (0.95)%
One year                  (23.32)%
Three years                (0.95)%

You cannot invest directly in an index. Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

[CHART]

GROWTH OF A $10,000 INVESTMENT

MONTGOMERY INSTITUTIONAL SERIES:
INTERNATIONAL GROWTH PORTFOLIO
June                 $7,997

MSCI EAFE INDEX(1)
Jan 01          $11,349
Feb             $10,499
March            $9,804
April           $10,491
May             $10,129
June             $9,719

(1) The Morgan Stanley Capital International EAFE Index is composed of approximately 20 developed market countries in Europe, Australasia and the Far East. The returns are presented net of dividend withholding taxes.

[SIDENOTE]

    MONTGOMERY
  INSTITUTIONAL
      SERIES

INTERNATIONAL GROWTH
     PORTFOLIO

Portfolio Highlights

PORTFOLIO MANAGEMENT

Oscar Castro, CFA     Senior Portfolio Manager

PORTFOLIO PERFORMANCE

Average annual total returns
for the period ended 6/30/01

                       CALL TOLL-FREE 800.232.2197 x6742
improving profitability due to lower investment spending, we are enthusiastic about Porsche. Additionally, Nissan's aggressive restructuring plan appears to be paying dividends in the form of a leaner cost structure, adding value to that company's shares.

Although tech stocks in general have been disappointing, we are encouraged by our holdings in software. We remain confident that innovative solutions in this sector will provide more opportunities, even if corporate investment in traditional technologies continues to stagnate. We are impressed with SAP, a world-class business management software provider, because of its strategic importance and ability to cross-sell additional products to its strong client base. Additionally, Germany's Software AG, a mainframe database software provider with strong ties to IBM and previously overlooked for its growth potential, has been a top performer.

Q: HOW IS THE PORTFOLIO CURRENTLY POSITIONED, AND WHAT IS YOUR EXPECTATION FOR THE COMING YEAR?
A: Over the past year, we have witnessed significant changes in virtually every major economy, an influence that has doubtlessly contributed to the poor performance of many markets. In Japan, where the Portfolio is underweighted, economic stagnation has led to the emergence of a new prime minister with an agenda for reforming the country's woeful banking and corporate sectors. In Europe, where the Portfolio is overweighted, growth prospects have been somewhat compromised by the U.S. slowdown and the reluctance of the European Central Bank to stimulate the economy through lower interest rates due to rising inflation.

Currently, we are watching consumer activity very closely. If spending growth holds up, we believe that there will be opportunities to exploit. For example, we are enthusiastic about retailers such as Spain's Inditex, which takes an innovative approach to the apparel market. Inditex, best known for its Zara franchise, has an unmatched flexible supply chain that provides continuous product delivery with minimum inventory risk, allowing more full-price selling and consistent margins.

Looking forward we have structured the Portfolio with more emphasis on companies uncovered through our fundamental research that have visible earnings growth. We believe that this advantage will be well rewarded in the current environment. Nevertheless, near-term doubts are bound to leave markets somewhat directionless until these favorable trends emerge with certainty, so we will continue to carefully monitor the Portfolio while remaining faithful to our investment style.

[SIDENOTE]

TOP TEN HOLDINGS
(AS A PERCENTAGE OF TOTAL NET ASSETS)
Diageo PLC                         3.5%
Nissan Motor Company Ltd.          3.2%
Aventis S.A.                       3.0%
Matalan PLC                        2.6%
Nokia Oyj                          2.6%
Shire Pharmaceuticals Group PLC    2.6%
Muenchener Rueckversicherungs-     2.6%
Gesellschaft AG
Total Fina Elf S.A.                2.6%
Fast Retailing Company Ltd.        2.6%
SAP AG                             2.5%

         TOP FIVE COUNTRIES
(AS A PERCENTAGE OF TOTAL NET ASSETS)
United Kingdom                    26.1%
Japan                             15.6%
Germany                           11.1%
France                            10.7%
Netherlands                        6.0%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

There are risks associated with investing in a fund of this type that invests in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates.

                           Visit montgomeryasset.com

PORTFOLIO INVESTMENTS

June 30, 2001 (Audited)

SHARES                                                                                            VALUE (NOTE 1)
COMMON STOCKS - 97.7%

AUSTRALIA - 1.7%
    421,000    Australia & New Zealand Banking Group Ltd. (Major Banks)                      $            3,629,814
BELGIUM - 1.2%
    154,620    Dexia (Regional Banks)                                                                     2,437,238
CANADA - 1.2%
     55,400    Ballard Power Systems, Inc. (Electrical Products)                                          2,590,227
CHINA/HONG KONG - 2.1%
    234,000    China Mobile (Hong Kong) Ltd.+                                                             1,236,032
               (Wireless Telecommunications)
     94,001    HSBC Holdings PLC+                                                                         1,111,771
               (Financial Conglomerates)
    206,000    Hutchison Whampoa Ltd.+
               (Industrial Conglomerates)                                                                 2,079,861
                                                                                             ----------------------
                                                                                                          4,427,664
DENMARK - 3.7%
     74,800    Novo Nordisk A/S, Class B (Pharmaceuticals: Major)                                         3,310,638
     95,780    Vestas Wind Systems A/S (Electrical Products)                                              4,468,063
                                                                                             ----------------------
                                                                                                          7,778,701
FINLAND - 2.6%
    242,920    Nokia Oyj (Telecommunications Equipment)                                                   5,505,088
FRANCE - 10.7%
     78,756    Aventis S.A. (Pharmaceuticals: Major)                                                      6,287,065
     11,080    Castorama Dubois S.A. (Home Improvement Chains)                                            2,381,525
     26,820    Groupe Danone (Foods: Major Diversified)                                                   3,680,395
     38,800    Total Fina Elf S.A. (Oil Refining/Marketing)                                               5,432,751
     81,700    Vivendi Universal S.A. (Media Conglomerates)                                               4,761,882
                                                                                             ----------------------
                                                                                                         22,543,618
GERMANY - 8.8%
     98,760    Deutsche Telekom AG (Major Telecommunications)                                             2,228,917
     19,370    Muenchener Rueckversicherungs-Gesellschaft AG (Multi-Line Insurance)                       5,435,829
     38,560    SAP AG (Package Software)                                                                  5,317,539
     27,500    Siemens AG (Electronic Equipment/Instruments)                                              1,664,529
     61,690    Software AG (Information Technology Services)                                              3,968,999
                                                                                             ----------------------
                                                                                                         18,615,813
ISRAEL - 1.0%
     40,000    Check Point Software Technologies Ltd. (Internet Software Services)                        2,027,600
ITALY  5.3%
    964,500    IntesaBCI SpA (Major Banks)                                                                3,421,124
    413,500    Riunione Adriatica di Sicurta SpA (Multi-Line Insurance)                                   5,075,702
    640,800    UniCredito Italiano SpA (Major Banks)                                                      2,761,169
                                                                                             ----------------------
                                                                                                         11,257,995
JAPAN - 15.6%
     31,000    Fast Retailing Company Ltd. (Apparel/Footwear Retail)                                      5,392,601
        251    Mitsubishi Tokyo Financial Group, Inc. (Major Banks)                                       2,092,589
        224    Mizuho Holdings, Inc.+ (Major Banks)                                                       1,041,485
    201,000    NEC Corporation+ (Electronic Equipment/Instruments)                                        2,715,019
    986,000    Nissan Motor Company Ltd. (Motor Vehicles)                                                 6,805,451
        202    NTT DoCoMo, Inc. (Wireless Telecommunications)                                             3,513,888
     71,000    Pioneer Corporation+ (Electronics/Appliances)                                              2,157,120
     36,800    Sony Corporation+ (Electronics/Appliances)                                                 2,419,015
     98,000    Takeda Chemical Industries Ltd. (Pharmaceuticals: Major)                                   4,556,495
     37,200    Tokyo Electron Ltd.+ (Electronic Production Equipment)                                     2,251,473
                                                                                             ----------------------
                                                                                                         32,945,136
KOREA - 1.5%
     21,230    Samsung Electronics Company Ltd.+ (Electronic Equipment/Instruments)                       3,134,302
NETHERLANDS - 6.0%
    136,200    ASML Holding N.V. (Electronic Production Equipment)                                        3,025,683
     49,600    Fortis (NL) N.V. (Multi-Line Insurance)                                                    1,205,920
     57,200    Heineken N.V. (Beverages: Alcoholic)                                                       2,306,371
     50,907    ING Groep N.V. (Multi-Line Insurance)                                                      3,326,959
          1    Vendex N.V.+ (Department Stores)                                                                  13
     80,600    VNU N.V.+ (Publishing: Books/Magazines)                                                    2,729,277
                                                                                             ----------------------
                                                                                                         12,594,223

   The accompanying notes are an integral part of these financial statements.

SHARES                                                                                          VALUE (NOTE 1)
COMMON STOCKS -- CONTINUED
PORTUGAL - 0.8%
    438,600    Banco Comercial Portugues S.A.+ (Regional Banks)                              $            1,633,706
SPAIN - 5.2%
    300,900    Banco Bilbao Vizcaya Argentaria S.A.+ (Major Banks)                                        3,892,227
    163,800    Grupo Auxiliar Metalurgico S.A.+ (Aerospace/Defense)                                       3,480,489
     99,000    Industria de Diseno Textil S.A.+ (Apparel/Footwear Retail)                                 1,579,789
    168,700    Telefonica S.A. (Major Telecommunications)                                                 2,079,357
                                                                                             ----------------------
                                                                                                         11,031,862
SWEDEN - 1.5%
    546,900    Nordea AB (Regional Banks)                                                                 3,117,500
SWITZERLAND - 2.7%
     67,780    Adecco S.A. (Personnel Services)                                                           3,190,446
     11,490    Nestle S.A. (Foods: Major Diversified)                                                     2,442,096
                                                                                             ----------------------
                                                                                                          5,632,542
UNITED KINGDOM - 26.1%
     59,500    Amdocs Ltd. (Data Processing Services)                                                     3,204,075
    480,500    British Telecommunications PLC+ (Major Telecommunications)                                 3,023,104
  1,250,200    Centrica PLC+ (Gas Distributors)                                                           3,979,084
    678,400    Diageo PLC+ (Beverages: Alcoholic)                                                         7,447,271
    522,000    EMI Group PLC (Movies/Entertainment)                                                       2,942,368
    496,200    Energis PLC+ (Major Telecommunications)                                                    1,336,452
  1,025,500    International Power PLC+ (Electric Utilities)                                              4,325,414
    653,100    Invensys PLC+ (Industrial Machinery)                                                       1,234,779
    171,100    Lloyds TSB Group PLC+ (Financial Conglomerates)                                            1,704,793
    787,400    Matalan PLC+ (Apparel/Footwear Retail)                                                     5,516,755
    252,918    Pearson PLC+ (Publishing: Books/Magazines)                                                 4,170,920
    177,600    Reckitt Benckiser PLC+ (Household/Personal Care)                                           2,561,168
    155,400    Royal Bank of Scotland Group PLC (Major Banks)                                             3,466,581
    300,400    Shire Pharmaceuticals Group PLC+ (Pharmaceuticals: Other)                                  5,491,232
  2,092,400    Vodafone AirTouch PLC+ (Wireless Telecommunications)                                       4,618,994
                                                                                             ----------------------
                                                                                                         55,022,990
TOTAL COMMON STOCKS
(Cost $217,261,297)                                                                                     205,926,019
                                                                                             ----------------------

PREFERRED STOCK - 2.3%
GERMANY - 2.3%
     13,865    Porsche AG (Motor Vehicles)
               (Cost $4,449,093)                                                             $            4,777,128

TOTAL SECURITIES
(Cost $221,710,390)                                                                                     210,703,147
                                                                                             ----------------------
TOTAL INVESTMENTS - 100.0%
(Cost $221,710,390*)                                                                                    210,703,147

OTHER ASSETS AND LIABILITIES - 0.0%@
(Net)                                                                                                       (77,651)
                                                                                             ----------------------
NET ASSETS - 100.0%                                                                          $          210,625,496
                                                                                             ======================

Endnotes

*  Aggregate cost for federal tax purposes is $228,037,405.
+  Non-income-producing security.
@  Amount represents less than 0.1% of net assets.

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2001

ASSETS:                                                                                                INTERNATIONAL GROWTH
                                                                                                            PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
     Securities (including securities on loan*)                                                               $ 210,703,147
Collateral held for securities on loan                                                                           30,615,425
Receivables:
      Investment securities sold                                                                                  1,794,003
      Dividends                                                                                                     337,110
      Interest                                                                                                       30,627
      Expenses absorbed by Manager (note 2)                                                                          25,577
Other assets                                                                                                         17,687
                                                                                                              -------------
Total Assets                                                                                                    243,523,576
                                                                                                              -------------
LIABILITIES:
----------------------------------------------------------------------------------------------------------------------------
Forward foreign-currency exchange contracts:

      Net unrealized depreciation of forward foreign-currency exchange contracts (note 3)                             3,818
Payables:
      Collateral payable to broker                                                                               30,615,425
      Investment securities purchased                                                                             1,375,532
      Shares of beneficial interest redeemed                                                                        345,751
      Cash overdrafts payable to custodian                                                                          260,071
      Management fees (note 2)                                                                                      136,353
      Custodian fees                                                                                                 35,412
      Trustees' fees and expenses (note 2)                                                                           11,224
      Administration fees                                                                                            11,100
      Accounting fees (note 2)                                                                                        8,553
      Transfer agency and servicing fees                                                                              5,063
      Other accrued liabilities                                                                                      89,778
                                                                                                              -------------
Total Liabilities                                                                                                32,898,080
                                                                                                              -------------
Net Assets                                                                                                    $ 210,625,496
Investments at identified cost                                                                                $ 221,710,390

NET ASSETS CONSIST OF:
----------------------------------------------------------------------------------------------------------------------------
Distributions in excess of net investment income                                                              $ (1,115,328)
Accumulated net realized loss on securities sold, forward foreign-currency exchange contracts and              (45,935,323)
    foreign-currency transactions
Net unrealized depreciation of investments, forward foreign-currency exchange contracts,                       (11,017,883)
    foreign-currency transactions and other assets
Shares of beneficial interest                                                                                       290,615
Additional paid-in capital                                                                                      268,403,415
                                                                                                              -------------
Net Assets                                                                                                    $ 210,625,496

NET ASSETS:
----------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                                                    $ 210,625,496
Number of Portfolio shares outstanding                                                                           29,061,548
Net asset value, offering and redemption price per share outstanding                                          $        7.25
                                                                                                              -------------

*Securities on loan at June 30, 2001, were valued at $29,267,061.

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
Year Ended June 30, 2001

                                                                                                       INTERNATIONAL GROWTH
NET INVESTMENT INCOME:                                                                                      PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends (net of foreign withholding taxes of $128,688)                                                      $   2,611,422
Interest                                                                                                            555,370
Securities lending income (note 1)                                                                                   89,860
                                                                                                              -------------
Total Income                                                                                                      3,256,652
                                                                                                              -------------
EXPENSES:
Management fee (note 2)                                                                                           1,968,074
Custodian fee                                                                                                       121,556
Administration fee (note 2)                                                                                         106,085
Accounting expenses                                                                                                  98,266
Professional fees                                                                                                    71,772
Printing fees                                                                                                        46,956
Custody overdraft expense                                                                                            28,461
Trustees' fees and expenses (note 2)                                                                                 27,271
Registration fees                                                                                                    15,168
Interest expense (note 3)                                                                                            14,613
Transfer agency and servicing fees                                                                                    9,848
Other                                                                                                                43,254
                                                                                                              -------------
Total Expenses                                                                                                    2,551,324
Fees deferred and/or expenses absorbed by Manager (note 2)                                                        (633,836)
                                                                                                              -------------
Net Expenses                                                                                                      1,917,488
                                                                                                              -------------
NET INVESTMENT INCOME                                                                                             1,339,164
                                                                                                              -------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
----------------------------------------------------------------------------------------------------------------------------
Net realized loss from:
      Securities transactions                                                                                  (43,698,931)
      Forward foreign-currency exchange contracts, foreign-currency transactions and other assets               (2,291,330)
                                                                                                              -------------
Net Realized Loss on Investments                                                                               (45,990,261)
Net change in unrealized appreciation/(depreciation) of:
      Securities                                                                                               (30,125,605)
      Forward foreign-currency exchange contracts, foreign-currency transactions and other assets                    11,087
                                                                                                              -------------
Net Unrealized Depreciation of Investments                                                                     (30,114,518)
                                                                                                              -------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS                                                                (76,104,779)
                                                                                                              -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                          $(74,765,615)
                                                                                                              -------------

   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             INTERNATIONAL GROWTH
                                                                                                   PORTFOLIO
--------------------------------------------------------------------------------------------------------------------
                                                                                           YEAR ENDED    YEAR ENDED
                                                                                             6/30/01      6/30/00
--------------------------------------------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
--------------------------------------------------------------------------------------------------------------------
Net investment income                                                                     $  1,339,164   $    281,777
Net realized gain/(loss) on securities, forward foreign-currency exchange contracts,       (45,990,261)    15,455,437
    foreign-currency transactions and other assets
Net unrealized appreciation/(depreciation) of securities, forward foreign-currency
    exchange contracts, foreign-currency transactions and other assets                     (30,114,518)    15,460,192
                                                                                          ------------   ------------
Net Increase/(Decrease) in Net Assets Resulting from Operations                            (74,765,615)    31,197,406

DISTRIBUTIONS TO SHAREHOLDERS:
--------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income                                            --       (257,572)
Distributions to shareholders from net realized gains on investments                       (14,927,645)    (4,272,148)
                                                                                          ------------   ------------
Total Distributions to Shareholders                                                        (14,927,645)    (4,529,720)

BENEFICIAL INTEREST TRANSACTIONS:
--------------------------------------------------------------------------------------------------------------------
Net increase from beneficial interest transactions (note 4)                                 25,177,597     99,642,458
                                                                                          ------------   ------------
Net Increase/(Decrease) in Net Assets                                                      (64,515,663)   126,310,144

NET ASSETS:
--------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                          275,141,159    148,831,015
End of Year                                                                               $210,625,496   $275,141,159
Undistributed Net Investment Income/(Loss)                                                $ (1,115,328)  $   (875,342)

   The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

                                                                                            INTERNATIONAL GROWTH PORTFOLIO

SELECTED PER-SHARE DATA FOR THE YEAR ENDED:                                                   FISCAL YEAR ENDED JUNE 30,
                                                                                         ---------------------------------
                                                                                              2001     2000++     1999(a)
NET ASSET VALUE - BEGINNING OF YEAR                                                        $  11.40   $  10.18   $  10.00
-------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                          0.06       0.01      0.08
Net realized and unrealized gain/(loss) on investments                                        (3.45)      1.41      0.10
-------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from investment operations                    (3.39)      1.42      0.18
-------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends in excess of net investment income                                                     --      (0.01)        --
Distributions from net realized capital gains                                                 (0.76)     (0.19)        --
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                           (0.76)     (0.20)        --
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF YEAR                                                              $   7.25     $11.40   $  10.18
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                                                                (31.04)%    13.91%      1.80%
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                                          $210,625   $275,141   $148,831
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                                           0.63%      0.12%      1.50%
-------------------------------------------------------------------------------------------------------------------------
Net investment income before deferral of fees by Manager                                   $   0.04   $   0.00@  $   0.07
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                         227%       218%       155%
-------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                                               0.91%      0.92%      0.90%
-------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including interest and tax expense           1.20%      1.08%      1.09%
-------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                                               0.89%      0.90%      0.90%
-------------------------------------------------------------------------------------------------------------------------

++ Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, because the use of the undistributed income method did not accord with results of operations.

(a) The Montgomery Institutional Series: International Growth Portfolio commenced operations on June 30, 1998.

*   Total return represents aggregate total return for the periods indicated.

@   Amount represents less than $0.01 per share.

   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

The Montgomery Funds II (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Trust was organized as a Delaware business trust on September 8, 1993, and commenced operations with the Montgomery Institutional
Series: Emerging Markets Portfolio. As of June 30, 2001, the Trust had five publicly offered series: Montgomery Balanced Fund, Montgomery Global Long-Short Fund, Montgomery Institutional Series: International Growth Portfolio, Montgomery Emerging Markets 20 Portfolio and Montgomery Institutional Series:
Emerging Markets Portfolio. Prior to the public offerings of shares of each fund, a limited number of shares was sold in private placement offerings. Otherwise, no fund had any significant operations prior to the date on which it commenced (i.e., commenced selling shares to the public). Information presented in these financial statements pertains only to the Montgomery Institutional
Series: International Growth Portfolio (the "Fund"). The financial statements for the other funds in the Trust have been presented under separate covers.

1. SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies.

a. PORTFOLIO VALUATION

Portfolio securities are valued using current market valuations: either the last reported sale price or, in the case of securities for which there is no reported last sale and in the case of fixed-income securities, the mean between the closing bid and ask prices.

Portfolio securities that are traded primarily on foreign securities exchanges or for which market quotations are readily available are generally valued at the last reported sale price on the respective exchanges or markets; except when an occurrence subsequent to the time that a value was so established is likely to have changed said value, the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates. Securities traded on the over-the-counter market or on the Nasdaq national market are valued at the mean between the last available bid and ask prices prior to the time of valuation.

Securities for which market quotations are not readily available (including restricted securities that are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in accordance with methods authorized by the Trust's Board of Trustees. Short-term securities with maturities of 60 days or less are carried at amortized cost, which approximates market value.

b. FOREIGN CURRENCY

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at the exchange rate each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate in effect on the date of the respective transactions.

The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign-currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized gain/(loss) and unrealized appreciation/(depreciation) from investments.

c. FORWARD FOREIGN-CURRENCY EXCHANGE CONTRACTS

The Fund typically does not hedge against movements in currency exchange rates. In certain limited circumstances, however, the Fund may engage in forward foreign-currency exchange contracts ("forward contracts") as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies. A forward contract is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies, and unrealized gain/(loss) is recorded daily. Realized and unrealized gains and losses that represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain/(loss) from foreign-currency-related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

d. REPURCHASE AGREEMENTS

The Fund may engage in repurchase agreements individually or jointly through a joint repurchase account with other series of the Trust and affiliated series of another registered investment company, pursuant to a joint repurchase agreement. Under the terms of a typical repurchase agreement, the Fund takes possession of a government debt obligation as collateral. The Fund also agrees with the counterparty to allow the counterparty to repurchase, and the Fund to resell, the obligation at a specified date and price, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligation, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities, during the period in which the Fund seeks to assert its rights.The Fund's Manager, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements, to evaluate potential risks. The Fund may also participate on an individual or joint basis in tri-party repurchase agreements that involve a counterparty and a custodian bank.

e. SECURITIES LENDING

The Fund may lend investment securities to investors who borrow securities to complete certain transactions. By lending investment securities, the Fund attempts to increase its net investment income through the receipt of interest earned on loan collateral. Any increase or decline in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received.

The Fund receives cash as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is invested by the securities lending agent in accordance with preestablished guidelines. A portion of the interest received on the loan collateral is retained by the Fund, and the remainder is rebated to the borrower of the securities. From the interest retained by the Fund, 25% is paid to the securities lending agent for its services. The net amount of interest earned, after the interest rebate and allocation to the securities lending agent, is included in the Statement of Operations as securities lending income.

f. DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income of the Fund are declared and paid annually. Distributions of net realized capital gains (including net short-term capital gains) earned by the Fund are distributed at least annually unless they can be offset by capital losses. Additional distributions of net investment income and capital gains for the Fund may be made to avoid the application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital-gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

Permanent book and tax differences incurred during the year ended June 30, 2001, resulting in reclassification of $1,579,150 to decrease undistributed net investment income, $831,800 to increase accumulated net realized loss and $747,350 to increase paid-in capital.

Permanent book and tax differences, if any, are not included in ending undistributed net investment income/(loss) for the purposes of calculating net investment income/(loss) per share in the Financial Highlights.

g. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded on a trade date basis (date the order to buy or sell is executed). Interest income is accrued daily and includes amortization of premium and accretion of discount on investments. Realized gain and loss from securities transactions are recorded on the specific identified cost basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date.

h. FEDERAL INCOME TAXES

The Fund has elected and qualified, and it is the intention of the Fund to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code and to make distributions of taxable income to shareholders sufficient to relieve the Fund of all or substantially all federal income and excise taxes. Therefore, no federal income tax or excise tax provision has been provided.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based on the current interpretation of existing tax rules and regulations in the markets in which it invests.

i. EXPENSES

General expenses of the Trust are allocated to the Fund and other series of the Trust based on relative net assets. Operating expenses directly attributable to the Fund are charged to the Fund's operations.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

a. Montgomery Asset Management, LLC, is the Fund's manager (the "Manager"). The Manager, a Delaware limited liability company, is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. The Manager is a subsidiary of Commerzbank AG.

Pursuant to the Investment Management Agreement (the "Agreement") between the Manager and the Trust with respect to the Fund, the Manager provides the Fund with advice on buying and selling securities, manages the investments of the Fund including the placement of orders for portfolio transactions, furnishes the Fund with office space and certain administrative services, and provides the personnel needed by the Trust with respect to the Manager's responsibilities under the Agreement. Under an Operating Expense Agreement with the Trust, the Manager has agreed to defer some or all of its management fee or absorb Fund expenses if necessary to keep the Fund's annual operating expenses, exclusive of Rule 12b-1 fees, dividend expense, interest expense, extraordinary expenses and taxes, at or below 0.90% of the Fund's average net assets. Beginning April 1, 2001, the Manager elected to defer an additional 0.05% of its management fees. Any reductions or absorptions made to the Fund by the Manager are subject to recovery within the following three years, provided the Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations. The Manager generally seeks reimbursement for the oldest reductions and waivers before payment by the Fund for fees and expenses for the current year. The Operating Expense Agreement has a rolling 10-year term, extendable for one year at the end of each fiscal year.

For the year ended June 30, 2001, the contractual management fee, effective management fee, management fee including effect of fees reduced and administration fee were 0.75%, 0.93%, 0.63% and 0.05%, respectively.

The Manager recouped previously deferred fees during the year ended June 30, 2001, of $378,696. This amount has been included with current annual management fees in the Statement of Operations and is part of the effective management fee percentage shown above.

For the year ended June 30, 2001, the Manager has deferred fees subject to recoupment totaling $633,836.

b. Montgomery Asset Management, LLC, serves as the Fund's administrator (the "Administrator"). The Administrator performs services with regard to various aspects of the Fund's administrative operations. As compensation, the Fund pays the Administrator a monthly fee (accrued daily) at an annual rate of 0.05% of average daily net assets.

c. Certain officers and Trustees of the Trust are, with respect to the Trust's Manager and/or principal underwriter, "affiliated persons" as defined in the 1940 Act. Each Trustee who is not an affiliated person will receive a retainer totaling $65,000 per annum, as wellas reimbursement for expenses as a Trustee of all Trusts advised by the Manager ($17,500 of which is allocated to The Montgomery Funds II).

3. SECURITIES TRANSACTIONS:

a. The aggregate amounts of purchases and sales of long-term securities, excluding long-term U.S. government securities, for the year ended June 30, 2001, were $481,607,572 and $466,953,374, respectively.

b. At June 30, 2001, cost for federal income-tax purposes was $228,037,405. Aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value for federal income-tax purposes were $7,144,226 and $24,478,484, respectively.

c. Under an unsecured Revolving Credit Agreement with Bank of America, N.A. and Credit Lyonnaise, the Fund, along with other Funds of The Montgomery Funds, The Montgomery Funds II and The Montgomery Funds III, may borrow (consistent with applicable law and its investment policies) up to 10% of its net asset value (or such lower limit applicable to such Fund), provided the aggregate funds borrowed do not exceed $75,000,000 per lender. The Fund pays its pro rata share of the quarterly commitment fee of 0.10% per annum of the unutilized credit line balance. For the year ended June 30, 2001, borrowings under these agreements were as follows:

        AMOUNT OUTSTANDING           AVERAGE AMOUNT        MAXIMUM           AVERAGE          AVERAGE       AVERAGE DEBT
            AT 6/30/01                OUTSTANDING      DEBT OUTSTANDING   INTEREST RATE       SHARES          PER SHARE
----------------------------------------------------------------------------------------------------------------------------
              --                       $143,014         $10,300,000           6.96%         23,477,034            $0.01

The average amount outstanding during the year was calculated by totaling borrowings at the end of each day and dividing the sum by the number of days in the year ended June 30, 2001.

d. The schedule of forward foreign-currency exchange contracts at June 30, 2001, was as follows:

                                                                                      NET UNREALIZED
     FOREIGN-CURRENCY                  SETTLEMENT                                     APPRECIATION/
         AMOUNT                          DATE           IN EXCHANGE FOR ($US)         (DEPRECIATION)
----------------------------------------------------------------------------------------------------
Forward Foreign-Currency Exchange Contracts to Receive
  1,104,875  Danish Krone              07/02/01            $  125,711                 $        64
    353,478  European Union Euro       07/02/01               299,237                      (1,750)
    676,225  European Union Euro       07/03/01               572,458                       1,792
                                                           ----------                  ----------
             Total                                         $  997,406                 $       106
                                                           ==========                 ===========

Forward Foreign-Currency Exchange Contracts to Deliver
114,346,826  Japanese Yen              07/03/01            $  915,434                 $    (1,211)
  1,036,392  European Union Euro       07/05/01               874,612                      (2,713)
                                                           ----------                 ------------
             Total                                         $1,790,046                 $    (3,924)
                                                           ==========                 ============
             Net Unrealized Depreciation                                              $    (3,818)
                                                                                      ============

4. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:

The Trust has authorized an unlimited number of shares of beneficial interest which have a par value of $0.01. Effective July 1, 2000, a redemption fee of 1.5% is deducted from the net proceeds of shares redeemed (or exchanged) within three months after purchase. The fee is intended to compensate the Fund for the increased expenses to longer-term shareholders and the disruptive effect on the Fund caused by short-term investments and is included in additional paid-in capital on the Statement of Assets and Liabilities. Transactions in shares of beneficial interest for the periods indicated below were as follows:

                                                       YEAR ENDED 6/30/01              YEAR ENDED 6/30/00
                                                     SHARES         DOLLARS          SHARES         DOLLARS
-----------------------------------------------------------------------------------------------------------------
Sold                                              14,790,683     $114,583,418     12,416,456    $131,267,415
Issued as reinvestment of dividends                1,590,506       14,346,365        374,140       4,433,559
Redeemed                                         (11,462,199)    (103,752,186)    (3,265,488)    (36,058,516)
-----------------------------------------------------------------------------------------------------------------
Net increase                                       4,918,990     $ 25,177,597      9,525,108    $ 99,642,458
-----------------------------------------------------------------------------------------------------------------

The total amount of redemption fees for the year ended June 30, 2001, was $256,515. This total is included in shares of beneficial interest redeemed.

At June 30, 2001, shareholders of the Fund with ownership of 5% or greater included four shareholders, comprising ownership of 90.59% of the aggregate shares outstanding.

5. FOREIGN SECURITIES:

The Fund purchases securities on foreign securities exchanges. Securities of foreign companies and foreign governments involve risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies, less-reliable information about issuers, different securities transactions clearance and settlement practices and potential future adverse political and economic developments. These risks are heightened for investments in emerging markets countries. Moreover, securities of many foreign companies and governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

6. CAPITAL LOSS CARRYFORWARDS:

At June 30, 2001, the Fund had available for federal income tax purposes unused capital losses of $6,257,561 expiring in 2009.

Under current tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended June 30, 2001, the Fund elected to defer net capital and currency losses of $33,350,748 and $1,107,194, respectively, occurring between November 1, 2000, and June 30, 2001.

Such deferred losses will be treated as arising on the first day of the fiscal year ending June 30, 2002.

INDEPENDENT ACCOUNTANTS' REPORT

TO THE BOARD OF TRUSTEES AND THE SHAREHOLDERS OF THE MONTGOMERY INSTITUTIONAL
SERIES: INTERNATIONAL GROWTH PORTFOLIO:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Montgomery Institutional Series:
International Growth Portfolio (a portfolio of The Montgomery Funds II, the "Fund") at June 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2001, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, CA
August 13, 2001

    TAX INFORMATION
Year Ended June 30, 2001
      (Unaudited)

In accordance with the Internal Revenue Code, the following Fund is designating the following amount of long-term capital-gain dividends:

International Growth Portfolio                   $31,457

The Fund is making the election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. For the fiscal period ended June 30, 2001, foreign income and foreign taxes paid relating to foreign sources and possessions of the United States on a per-share basis were as follows:

                                   FOREIGN     FOREIGN
FUND                                INCOME       TAXES
------------------------------------------------------------
International Growth Portfolio     $2,740,110   $128,688

The above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and capital gains for Securities and Exchange Commission (book) purposes and Internal Revenue Service (tax) purposes.

This report and the financial statements contained herein are provided for the general information of the shareholders of The Montgomery Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the Federal Deposit Insurance Corporation (FDIC) or any other agency and are subject to investment risk, including the possible loss of principal. Neither The Montgomery Funds nor Montgomery Asset Management is a bank.

For more information on any Montgomery Fund, including charges and expenses, visit our Web site at www.montgomeryfunds.com or call (800) 572-FUND [3863] for a free prospectus. Please read it carefully before you invest.

Funds Distributor, Inc. 8/01

[LOGO]
THE MONTGOMERY FUNDS(SM)
INVEST WISELY(R)

101 California Street
San Francisco, CA 94111-9361
800.232.2197 x6742
montgomeryasset.com

GUIDED BY DEEP GLOBAL PERSPECTIVE
Montgomery is distinguished as an innovative investment management firm. OUR SEASONED EXPERTS ARE DEDICATED TO THE GOAL OF EXCEPTIONAL INVESTMENT PERFORMANCE THROUGH DISCIPLINED GROWTH STRATEGIES.
By empowering investors with access to our experience and insight, WE HELP YOU INVEST WISELY.(R)

                                   MONTGOMERY
                              INSTITUTIONAL SERIES
                           EMERGING MARKETS PORTFOLIO
                              PORTFOLIO HIGHLIGHTS

INVESTMENT REVIEW

Q: HOW DID THE PORTFOLIO PERFORM DURING THE YEAR ENDED JUNE 30, 2001?

A: The Portfolio produced a total return of -24.97% during the year, compared with -25.82% for its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index.

Q: WHAT MAIN FACTORS CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE?

A: The Portfolio suffered significant underperformance in the first quarter of 2001 following the February financial crisis in Turkey, which had a negative impact on our holdings in Turkish financial companies. A sharp price recovery in semiconductor shares in Taiwan, where the Portfolio was underweighted, also affected performance. Our move into banking and finance shares in Thailand at the beginning of the year reflected our positive view of the new government's plan to deal with bad bank debt. Our view was reversed early in the second quarter, however, after other measures, including an attack on the independence of that country's central bank, led to a deterioration of the investment climate.

Our decision to overweight our position in Mexico produced benefits for the Portfolio, particularly after Citicorp's announcement in May of a takeover bid for Grupo Financiero Banamex, our top holding in value terms, which rose by more than 30% during the month. Other Mexican holdings, including consumer play Fomento Economico Mexicano, also outperformed the index.

We also benefited from our underweighting of Southeast Asia, where political concerns have led equity markets to perform poorly in the first half of 2001. In Asia we have emphasized exposure to China/Hong Kong, where liquidity flows and optimism over China's impending entry into the World Trade Organization have caused share markets to rally during the same period.

Q: HAVE YOU MADE ANY SIGNIFICANT CHANGES TO THE PORTFOLIO?

A: We have substantially reduced our weighting in the Argentine and Brazilian markets, reflecting the continued risk of government debt default in Argentina, as well as pressures on the Brazilian currency resulting from heavy foreign debt repayments in the spring and summer of 2001 and the energy shortage due to low rainfall.

All of our Turkish equity holdings have been eliminated in the wake of the February financial crisis, in the belief that Turkey's macroeconomic situation will remain very unfavorable for the foreseeable future. Following Greece's entry into the European Monetary Union, which led to that country's removal from the MSCI Emerging Markets Free Index, we have also reduced our holdings in Greek equities.

We have significantly increased our holdings in South Africa in recent months, with the accumulation of shares in Anglo American PLC and Impala Platinum, reflecting our positive outlook for the underlying metals market. We have also been accumulating selected semiconductor stocks in South Korea and Taiwan, based on our assessment that the global chip market is currently near a cyclical trough and should begin to recover toward the end of the year.

                        Call toll-free 800.232.2197 x6742


PORTFOLIO MANAGEMENT
Josephine Jimenez, CFA     Sr. Portfolio Manager
Frank Chiang                   Portfolio Manager

FUND PERFORMANCE

      Average annual total returns
      for the period ended 6/30/01

    MONTGOMERY INSTITUTIONAL SERIES:
       EMERGING MARKETS PORTFOLIO

Since inception (12/17/93)       (4.14)%
One year                        (24.97)%
Five years                       (5.85)%

    MSCI EMERGING MARKETS FREE INDEX

Since 12/31/93                   (4.67)%
One year                        (25.82)%
Five years                       (6.40)%

You cannot invest directly in an index.

Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

[GRAPH]

GROWTH OF $10,000 INVESTMENT

Montgomery Institutional Series:
Emerging Markets Portfolio

Jan 01             $8,347
Feb                $7,554
March              $6,870
April              $7,202
May                $7,552
June               $7,274

MSCI Emerging Markets Free Index(1)

Jan 01             $8,078
Feb                $7,446
March              $6,714
April              $7,046
May                $7,130
June               $6,984

(1) The Morgan Stanley Capital International Emerging Markets Free Index is an unmanaged, capitalization-weighted composite index that covers individual securities within the equity markets of approximately 25 emerging markets countries.

Q: WHERE DO YOU BELIEVE THE BEST OPPORTUNITIES IN THE EMERGING MARKETS WILL BE IN THE SECOND HALF OF 2001 AND BEYOND?

A: In Asia we expect sentiment toward technology stocks to improve toward the end of the year in line with an earnings recovery in the chip market; and we have positioned the Portfolio to benefit from appreciation in Asian semiconductor shares such as Samsung Electronics and Taiwan Semiconductor Manufacturing. Certain telecom companies, particularly China Mobile, are attractive based on their exposure to a rapidly growing domestic market. We also believe that the Federal Reserve Board's recent reductions in U.S. interest rates will benefit banking and real estate shares in certain Asian markets, such as Hong Kong, where local rates are closely tied to U.S. monetary policy.

In Latin America we continue to focus on Mexico, where we believe strong growth in the gross domestic product offers attractive potential for companies with a focus on domestic consumer demand. Although we have recently taken a profit in some Mexican shares that we believe to be fully valued, we remain significantly overweighted in that market.

Our bullish outlook on natural resources prices has led us to take positions in emerging markets commodity plays, particularly oil companies such as Russia's Lukoil and China/Hong Kong-listed CNOOC and PetroChina, which offer exposure to the oil market at valuations much lower than those of their developed-country counterparts.


           TOP TEN HOLDINGS
(as a percentage of total net assets)

Fomento Economico Mexicano S.A.
de C.V., Sponsored ADR                     5.0%
China Mobile (Hong Kong) Ltd.              4.1%
Samsung Electronics Company Ltd.           3.6%
Hindalco Industries Ltd.                   3.0%
Anglo American PLC                         3.0%
Mobile Telesystems, Sponsored ADR          2.9%
Korea Electric Power Corporation           2.8%
United Microelectronics Corporation Ltd.   2.8%
Impala Platinum Holdings Ltd.              2.7%
Petroleo Brasileiro S.A.                   2.7%


         TOP FIVE COUNTRIES
(as a percentage of total net assets)

Mexico                                    17.9%
South Africa                              12.0%
Korea                                     10.0%
Taiwan                                     8.3%
China/Hong Kong                            8.3%


Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

There are risks associated with investing in a fund of this type that invests in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates.

                         MONTGOMERY INSTITUTIONAL SERIES
                           EMERGING MARKETS PORTFOLIO
                                   INVESTMENTS

PORTFOLIO INVESTMENTS
June 30, 2001 (Audited)

SHARES                                                           VALUE (NOTE 1)
COMMON STOCKS - 91.6%
ARGENTINA - 1.0%
       1     Cresud S.A.                                         $           1
             (Agricultural Commodities/Milling)
  43,900     Grupo Financiero Galicia S.A., ADR
             (Regional Banks)                                          641,379
                                                                   -----------
                                                                       641,380
BRAZIL - 5.4%
  31,600     Empresa Bras de Aeronautica S.A.,
             Sponsored ADR (Aerospace/Defense)                       1,233,980
  68,997     Petroleo Brasileiro S.A.
             (Integrated Oil)                                        1,803,246
  65,900     Tele Centro Oeste Celular
             Participacoes S.A., ADR (Wireless
             Telecommunications)                                       570,035
                                                                   -----------
                                                                     3,607,261
CHINA/HONG KONG - 8.3%
   55,000    Cheung Kong (Holdings) Ltd.
             (Real Estate Development)                                 599,374
  514,000    China Mobile (Hong Kong) Ltd.+
             (Wireless Telecommunications)                           2,715,044
  323,000    CNOOC Ltd.+ (Oil & Gas Production)                        306,444
    4,900    CNOOC Ltd., ADR + (Oil & Gas Production)                   92,855
   28,000    Hutchison Whampoa Ltd.
             (Industrial Conglomerates)                                282,700
6,154,000    PetroChina Company Ltd., Class H
             (Integrated Oil)                                        1,278,171
   32,000    Sun Hung Kai Properties Ltd.
             (Real Estate Development)                                 288,212
                                                                   -----------
                                                                     5,562,800
CZECH REPUBLIC - 1.7%
  42,900     Komercni Banka A.S.+ (Regional
             Banks)                                                  1,160,185
EGYPT - 2.3%
  28,070     Al-Ahram Beverages Company, GDR +,++
             (Beverages: Alcoholic)                                    322,805
  79,200     Egyptian Company for Mobile
             Services + (Wireless Telecommunications)                1,186,578
                                                                   -----------
                                                                     1,509,383
GREECE - 1.6%
 120,600     Cosmote S.A.
             (Wireless Telecommunications)                           1,082,196
HUNGARY - 1.0%
  12,300     OTP Bank Rt. (Regional Banks)                             638,449
INDIA - 7.3%
 111,855     Hindalco Industries Ltd.+
             (Aluminum)                                              1,984,095
  14,215     Infosys Technologies Ltd.
             (Package Software)                                      1,136,641

INDIA - CONTINUED
     600     Mahanagar Telephone Nigam Ltd.(b)
             (Telecommunications Equipment)                       $      1,610
 181,140     Reliance Industries Ltd. (Major
             Diversified)                                            1,422,858
     150     State Bank of India (Regional
             Banks)                                                        702
  23,000     Videsh Sanchar Nigam Ltd.,
             Sponsored ADR (Major
             Telecommunications)                                       308,200
                                                                   -----------
                                                                     4,854,106
INDONESIA - 0.5%
1,197,000    PT Telekomunikasi Indonesia
             (Specialty Telecommunications)                            336,295
ISRAEL - 2.2%
  167,693    Bezeq Israeli Telecommunication
             Corporation Ltd.+
             (Major Telecommunications)                                251,741
   23,950    Check Point Software Technologies
             Ltd.+ (Internet Software Services)                      1,214,025
                                                                   -----------
                                                                     1,465,766
KOREA - 10.0%
  21,480     Hyundai Motor Company Ltd. (Motor
             Vehicles)                                                 467,423
 101,540     Korea Electric Power Corporation
             (Electric Utilities)                                    1,889,480
   5,645     Korea Telecom Corporation (Major
             Telecommunications)                                       225,713
  18,600     Korea Telecom Corporation,
             Sponsored ADR (Major
             Telecommunications)                                       408,828
   4,995     Pohang Iron & Steel Company,
             Sponsored ADR (Steel)                                     399,446
  16,486     Samsung Electronics Company Ltd.
             (Electronic Equipment/Instruments)                      2,433,919
  85,805     Shinhan Bank (Regional Banks)                             880,813
                                                                   -----------
                                                                     6,705,622
MALAYSIA - 1.1%
 125,000     Malayan Banking Berhad (Major
             Banks)                                                    338,816
 571,500     Public Bank Berhad (Regional
             Banks)                                                    392,530
                                                                       731,346
MEXICO - 17.9%
  44,000     America Movil S.A. de C.V., Series
             L, ADR (Wireless
             Telecommunications)                                       917,840
  83,800     Apasco S.A. de C.V. (Construction
             Materials)                                                444,415
  28,399     Cemex S.A. de C.V., Sponsored ADR
             (Construction Materials)                                  752,574
 397,725     Controladora Comercial Mexicana
             S.A. de C.V. (Department Stores)                          370,437

   The accompanying notes are an integral part of these financial statements.


SHARES                                                           VALUE (NOTE 1)
COMMON STOCKS - CONTINUED
MEXICO - CONTINUED
  76,002     Corporacion Interamericana de
             Entretenimento S.A., Series B+
             (Advertising/Marketing Services)                    $     314,471
  77,700     Fomento Economico Mexicano S.A. de
             C.V., Sponsored ADR (Beverages:
             Alcoholic)                                              3,326,337
 115,400     Grupo Carso S.A. de C.V., Series
             A1 + (Textiles)                                           342,974
 691,498     Grupo Financiero Banamex Accival
             S.A. de C.V., Series B-Banacci
             (Regional Banks)                                        1,791,584
  23,400     Grupo Televisa S.A., Sponsored ADR+
             (Broadcasting)                                            936,234
  48,000     Telefonos de Mexico S.A.,
             Sponsored ADR (Major
             Telecommunications)                                     1,684,320
 401,700     Wal-Mart de Mexico S.A. de C.V.
             (Discount Stores)                                       1,091,793
                                                                   -----------
                                                                    11,972,979
PERU - 0.9%
  33,900     Compania de Minas Buenaventura
             S.A., ADR (Precious Metals)                               625,116
PHILIPPINES - 1.9%
 209,400     Bank of the Philippine Islands(b)
             (Non-U.S. Banks)                                          291,582
 574,000     Manila Electric Company, Series B+
             (Electric Utilities)                                      607,668
  27,300     Philippine Long Distance Telephone
             Company, Sponsored ADR (Specialty
             Telecommunications)                                       383,565
                                                                   -----------
                                                                     1,282,815
POLAND - 0.8%
 120,600     Telekomunikacja Polska S.A. (Major
             Telecommunications)                                       528,472
RUSSIA - 5.6%
  37,500     Lukoil Holding Company, Sponsored
             ADR(b) (Integrated Oil)                                 1,790,625
  70,000     Mobile Telesystems, Sponsored ADR+
             (Wireless Telecommunications)                           1,918,000
                                                                   -----------
                                                                     3,708,625
SOUTH AFRICA - 12.0%
  71,600     ABSA Group Ltd. (Regional Banks)                          336,712
 603,300     African Bank Investments Ltd.(b)
             (Regional Banks)                                          685,858
  35,500     Anglo American Platinum
             Corporation Ltd. (Precious Metals)                      1,583,443
 133,306     Anglo American PLC (Other
             Metals/Minerals)                                        1,980,891
  36,398     Impala Platinum Holdings Ltd.
             (Precious Metals)                                       1,825,191
   5,337     Pepsi International Bottlersss.(a)+
             (Beverages: Non-Alcoholic)                                  9,393

SOUTH AFRICA - CONTINUED
 176,411     Sasol Ltd. (Chemicals: Major
             Diversified)                                          $ 1,613,181
                                                                   -----------
                                                                     8,034,669
TAIWAN - 8.3%
  563,000    Compal Electronics, Inc. (Computer
             Processing Hardware)                                      605,025
  125,000    Delta Electronics, Inc.
             (Electronic Equipment/Instruments)                        308,597
  226,000    Hon Hai Precision Industry Company
             Ltd. (Computer Peripherals)                             1,188,092
  862,002    Taiwan Semiconductor Manufacturing
             Company Ltd.+ (Semiconductors)                          1,602,327
1,404,200    United Microelectronics
             Corporation Ltd.+ (Semiconductors)                      1,863,838
                                                                   -----------
                                                                     5,567,879
THAILAND - 1.2%
  31,000     Advanced Info Service Public
             Company Ltd. (Wireless
             Telecommunications)                                       330,210
 169,500     PTT Exploration and Production
             Public Company Ltd. (Oil & Gas
             Production)                                               468,232
                                                                   -----------
                                                                       798,442
VENEZUELA - 0.6%
  16,600     Compania Anonima Nacional
             Telefonos de Venezuela, ADR (Major
             Telecommunications)                                       389,104
TOTAL COMMON STOCKS
(Cost $64,354,501)                                                  61,202,890
                                                                   -----------

PREFERRED STOCKS - 2.6%
BRAZIL - 2.6%
   652,000   Itausa Investimentos Itau S.A.
             (Industrial Conglomerates)                                583,585
     7,526   Petroleo Brasileiro S.A.
             (Integrated Oil)                                          176,549
44,781,416   Tele Norte Leste Participacoes
             S.A. (Specialty
             Telecommunications)                                       685,876
         1   Telec do Rio Janeiro S.A. (Other
             Telephone/Communications)                                       -
     6,800   Telemig Celular Participacoes
             S.A., ADR (Wireless
             Telecommunications)                                       280,840
   142,956   Vale do Rio Doce, Series B # (Other
             Metals/Minerals)                                                1
                                                                   -----------
                                                                     1,726,851
TOTAL PREFERRED STOCKS
(Cost $1,824,424)                                                    1,726,851
                                                                   -----------

MONEY MARKET FUND - 0.0%@
       3     J.P. Morgan Vista Federal Money                                 3
             Market Fund (Cost $3)
TOTAL SECURITIES
(Cost $66,178,928)                                                  62,929,744
                                                                   -----------

   The accompanying notes are an integral part of these financial statements.


  PRINCIPAL                                                      VALUE (NOTE 1)
   AMOUNT
REPURCHASE AGREEMENT - 6.5%
$ 4,345,000  Agreement with Countrywide,
             Tri-Party, 4.15%, dated 6/29/01,
             to be repurchased at $4,346,503 on
             7/02/01, collateralized by
             $4,431,900 market value of U.S.
             govern- ment and mortgage-backed
             securities, having various
             maturities and interest rates
             (Cost $4,345,000)                                 $     4,345,000
                                                               ---------------
TOTAL INVESTMENTS - 100.7%
(Cost $70,523,928*)                                                 67,274,744
OTHER ASSETS AND LIABILITIES - (0.7)%
(Net)                                                                (513,989)
                                                               ---------------
NET ASSETS - 100.0%                                            $    66,760,755
                                                               ===============

Endnotes

*   Aggregate cost for federal tax purposes is $73,413,604.

+   Non-income-producing security.

#   Valued in good faith using procedures approved by the Board of Trustees.


++  144A security. Certain conditions for public sale may exist.

@   Amount represents less than 0.1% of net assets.

(a) Restricted security: At June 30, 2001, the Portfolio owned the following restricted security, constituting less than 0.05% of net assets, which may not be publicly sold without registration under the Securities Act of 1933 (note 1). Additional information on the securities is as follows:

                           ACQUISITION                                VALUE
SECURITY                      DATE            SHARES       COST     PER SHARE
-------------------        -----------        ------     ---------  ---------
Pepsi International          12/27/95         5,337      $160,110      $1.76
 Bottlers


(b) All or a portion of this security is considered illiquid. The Fund may not be able to dispose of the security within seven days in the ordinary course of business at approximately the amount at which the Fund has valued it.


ABBREVIATIONS

ADR American Depositary Receipt
GDR Global Depositary Receipt

   The accompanying notes are an integral part of these financial statements.

                                   MONTGOMERY
                              INSTITUTIONAL SERIES
                                  STATEMENT OF
                             ASSETS AND LIABILITIES
                                  JUNE 30, 2001

ASSETS:                                                                                                    EMERGING MARKETS
                                                                                                                  PORTFOLIO
Investments in securities, at value (note 1)
      Securities (including securities on loan*)                                                               $ 62,929,744
      Repurchase agreement                                                                                        4,345,000
                                                                                                               ------------
Total Investments                                                                                                67,274,744
    Collateral held for securities on loan                                                                       10,801,804
Foreign currency, at value (Cost $26,997)                                                                            27,011
Receivables:
      Investment securities sold                                                                                    256,139
      Dividends                                                                                                     239,451
      Expenses absorbed by Manager (note 2)                                                                          11,538
      Interest                                                                                                        3,238
Other assets                                                                                                          3,441
                                                                                                               ------------
Total Assets                                                                                                     78,617,366
                                                                                                               ============
LIABILITIES:
Forward foreign-currency exchange contracts:
      Net unrealized depreciation of forward foreign-currency exchange contracts (note 3)                               312
Payables:
      Collateral payable to broker                                                                               10,801,804
      Investment securities purchased                                                                               639,039
      Cash overdrafts payable to custodian                                                                          255,487
      Custodian fees                                                                                                 42,974
      Management fees (note 2)                                                                                       17,055
      Administration fees (note 2)                                                                                    8,574
      Accounting fees                                                                                                 5,962
      Trustees' fees and expenses                                                                                     2,441
      Transfer agency and servicing fees (note 2)                                                                     1,897
      Other accrued liabilities                                                                                      81,066
                                                                                                               ------------
Total Liabilities                                                                                                11,856,611
                                                                                                               ------------
Net Assets                                                                                                     $ 66,760,755
                                                                                                               ------------
Investments at identified cost                                                                                 $ 70,523,928
                                                                                                               ============
NET ASSETS CONSIST OF:
Undistributed net investment income                                                                            $    615,598
Accumulated net realized loss on securities sold, forward foreign-currency exchange contracts,                  (56,650,500)
    and foreign-currency transactions
Net unrealized depreciation of investments, forward foreign-currency exchange contracts,                         (3,251,342)
    foreign-currency transactions and other assets
Shares of beneficial interest                                                                                        18,913
Additional paid-in capital                                                                                      126,028,086
                                                                                                               ------------
Net Assets                                                                                                     $ 66,760,755
                                                                                                               ============

NET ASSETS:
Net Assets                                                                                                     $ 66,760,755
Number of Portfolio shares outstanding                                                                            1,891,298
Net asset value, offering and redemption price per share outstanding                                           $      35.30
                                                                                                               ============


*Securities on loan at June 30, 2001, were valued at $10,553,739.

   The accompanying notes are an integral part of these financial statements.

                                   MONTGOMERY
                              INSTITUTIONAL SERIES
                             STATEMENT OF OPERATIONS
                            YEAR ENDED JUNE 30, 2001

NET INVESTMENT INCOME:                                                                                     EMERGING MARKETS
                                                                                                                  PORTFOLIO
INVESTMENT INCOME:
Dividends (net of foreign withholding taxes of $68,599)                                                      $    2,352,379
Interest                                                                                                            334,119
Securities lending income (note 1)                                                                                   16,655
                                                                                                             --------------
Total Income                                                                                                      2,703,153
                                                                                                             --------------
EXPENSES:
Management fee (note 2)                                                                                           2,913,481
Custodian fee                                                                                                       167,395
Professional fees                                                                                                    54,748
Administration fee (note 2)                                                                                          53,879
Accounting fees                                                                                                      48,218
Custody overdraft expense                                                                                            26,017
Printing fees                                                                                                        25,606
Trustees' fees and expenses (note 2)                                                                                 14,367
Transfer agency and servicing fees                                                                                    5,554
Registration fees                                                                                                     3,199
Tax expense                                                                                                             382
Other                                                                                                               137,605
                                                                                                             --------------
Total Expenses                                                                                                    3,450,451
Fees deferred and/or expenses absorbed by Manager (note 2)                                                       (2,010,773)
                                                                                                             --------------
Net Expenses                                                                                                      1,439,678
                                                                                                             --------------
NET INVESTMENT INCOME                                                                                             1,263,475
                                                                                                             ==============
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized loss from:
      Securities transactions                                                                                   (10,284,107)
      Forward foreign-currency exchange contracts, foreign-currency transactions and other assets                  (852,158)
                                                                                                             --------------
Net Realized Loss on Investments                                                                                (11,136,265)
Net change in unrealized
appreciation/(depreciation) of:
      Securities                                                                                                (16,604,876)
      Forward foreign-currency exchange contracts, foreign-currency transactions and other assets                   310,522
                                                                                                             --------------
Net Unrealized Depreciation of Investments                                                                      (16,294,354)
                                                                                                             --------------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS                                                                 (27,430,619)
                                                                                                             --------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                         $  (26,167,144)
                                                                                                             ==============


   The accompanying notes are an integral part of these financial statements.

                                   MONTGOMERY
                              INSTITUTIONAL SERIES
                                  STATEMENTS OF
                              CHANGES IN NET ASSETS

                                                                                               EMERGING MARKETS PORTFOLIO

                                                                                                 YEAR ENDED    YEAR ENDED
                                                                                                  6/30/01        6/30/00
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)                                                                   $  1,263,475  $  (833,248)
Net realized gain/(loss) on securities, forward foreign-currency exchange contracts,
    foreign-currency transactions and other assets                                              (11,136,265)   27,058,922
Net unrealized depreciation of securities, forward foreign-currency exchange contracts,
    foreign-currency transactions and other assets                                              (16,294,354)   (4,231,891)
                                                                                               ------------  ------------
Net Increase/(Decrease) in Net Assets Resulting from Operations                                 (26,167,144)   21,993,783
BENEFICIAL INTEREST TRANSACTIONS:
Net decrease from beneficial interest transactions (note 4)                                     (11,624,703)  (21,102,076)
                                                                                               ------------  ------------
Net Increase/(Decrease) in Net Assets                                                           (37,791,847)      891,707
NET ASSETS:
Beginning of year                                                                               104,552,602   103,660,895
End of Year                                                                                    $ 66,760,755  $104,552,602
Undistributed Net Investment Income                                                            $    615,598  $        816





   The accompanying notes are an integral part of these financial statements.

                                   MONTGOMERY
                              INSTITUTIONAL SERIES
                              FINANCIAL HIGHLIGHTS

                                                                                  EMERGING MARKETS PORTFOLIO

Selected Per-Share Data for the Year Ended:                                      FISCAL YEAR ENDED JUNE 30,
                                                                          2001       2000       1999       1998       1997
NET ASSET VALUE  BEGINNING OF YEAR                                     $ 47.07   $  39.05   $  35.61   $  58.52   $  49.09
                                                                        ----------------------------------------------------
Net investment income/(loss)                                              0.67      (0.45)      0.38       0.32       0.43
Net realized and unrealized gain/(loss) on investments                  (12.44)      8.47       3.06     (22.44)      9.46
                                                                       ----------------------------------------------------
Net increase/(decrease) in net assets resulting from investment         (11.77)      8.02       3.44     (22.12)      9.89
    operations
                                                                       ----------------------------------------------------
Effect of redemption expense reimbursement fee                              --         --         --         --       0.02
Distributions:
                                                                       ----------------------------------------------------
Dividends from net investment income                                        --         --         --      (0.64)     (0.48)
Dividends in excess of net investment income                                --         --      (0.00)@       --         --
Distributions from net realized capital gains                               --         --         --      (0.15)        --
                                                                       ----------------------------------------------------
Total distributions                                                         --         --      (0.00)     (0.79)     (0.48)
                                                                       ----------------------------------------------------
NET ASSET VALUE - END OF YEAR                                          $ 35.30   $  47.07   $  39.05   $  35.61   $  58.52

TOTAL RETURN*                                                           (24.97)%    20.42%      9.75%    (38.05)%    20.45%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000s)                                      $66,761   $104,553   $103,661   $197,578   $334,181
Ratio of net investment income/(loss) to average net assets               1.17%     (0.77)%     0.79%      0.96%      0.86%
Net investment income/(loss) before deferral of fees by Manager        $ (0.31)  $  (1.38)  $  (0.11)  $   0.03   $   0.26
Portfolio turnover rate                                                    171%       116%       115%       104%        85%
Expense ratio including interest and tax expense                          1.31%      2.15%      1.45%      1.25%      1.26%
Expense ratio before deferral of fees by Manager, including               3.18%      3.74%      2.42%      1.66%      1.61%
    interest and tax expense
Expense ratio excluding interest and tax expense                          1.25%      1.25%      1.25%      1.25%      1.26%


* Total return represents aggregate total return for the periods indicated. @ Amount represents less than $0.01 per share.

   The accompanying notes are an integral part of these financial statements.

                                 THE MONTGOMERY
                                    FUNDS II
                                      NOTES
                             TO FINANCIAL STATEMENTS

The Montgomery Funds II (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Trust was organized as a Delaware business trust on September 8, 1993, and commenced operations with the Montgomery Institutional
Series: Emerging Markets Portfolio. As of June 30, 2001, the Trust had five publicly offered series: Montgomery Balanced Fund, Montgomery Global Long-Short Fund, Montgomery Institutional Series: International Growth Portfolio, Montgomery Emerging Markets 20 Portfolio and Montgomery Institutional Series:
Emerging Markets Portfolio. Prior to the public offerings of shares of each fund, a limited number of shares was sold in private placement offerings. Otherwise, no fund had any significant operations prior to the date on which it commenced operations (i.e., commenced selling shares to the public). Information presented in these financial statements pertains only to the Montgomery Institutional Series: Emerging Markets Portfolio (the "Fund"). The financial statements for the other funds in the Trust have been presented under separate covers.

1. SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies.

a. PORTFOLIO VALUATION

Portfolio securities are valued using current market valuations: either the last reported sale price or, in the case of securities for which there is no reported last sale and in the case of fixed-income securities, the mean between the closing bid and ask prices.

Portfolio securities that are traded primarily on foreign securities exchanges or for which market quotations are readily available are generally valued at the last reported sale price on the respective exchanges or markets; except that when an occurrence subsequent to the time that a value was so established is likely to have changed said value, the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates. Securities traded on the over-the-counter market or on the Nasdaq national market are valued at the mean between the last available bid and ask prices prior to the time of valuation.

Securities for which market quotations are not readily available (including restricted securities that are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in accordance with methods authorized by the Trust's Board of Trustees. Short-term securities with maturities of 60 days or less are carried at amortized cost, which approximates market value.

b. FOREIGN CURRENCY

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at the exchange rate each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate in effect on the date of the respective transactions.

The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign-currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized gain/(loss) and unrealized appreciation/(depreciation) from investments.

c. FORWARD FOREIGN-CURRENCY EXCHANGE CONTRACTS

The Fund typically does not hedge against movements in currency exchange rates. In certain limited circumstances, however, the Fund may engage in forward foreign-currency exchange contracts ("forward contracts") as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies. A forward contract is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies, and unrealized gain/(loss) is recorded daily. Unrealized gains and losses that represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net unrealized gain/(loss) from foreign-currency-related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

d. REPURCHASE AGREEMENTS

The Fund may engage in repurchase agreements individually or jointly through a joint repurchase account with other series of the Trust and affiliated series of another registered investment company pursuant to a joint repurchase agreement. Under the terms of a typical repurchase agreement, the Fund takes possession of a government debt obligation as collateral. The Fund also agrees with the counterparty to allow the counterparty to repurchase, and the Fund to resell, the obligation at a specified date and price, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities, during the period in which the Fund seeks to assert its rights. The Fund's Manager, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks. The Fund may also participate on an individual or joint basis in tri-party repurchase agreements that involve a counterparty and a custodian bank.

e. SECURITIES LENDING

The Fund may lend investment securities to investors who borrow securities to complete certain transactions. By lending investment securities, the Fund attempts to increase its net investment income through the receipt of interest earned on loan collateral. Any increase or decline in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received.

The Fund receives cash as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is invested by the securities lending agent in accordance with preestablished guidelines. A portion of the interest received on the loan collateral is retained by the Fund, and the remainder is rebated to the borrower of the securities. From the interest retained by the Fund, 25% is paid to the securities lending agent for its services. The net amount of interest earned, after the interest rebate and allocation to the securities lending agent, is included in the Statement of Operations as securities lending income.

f. DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income of the Fund are declared and paid annually. Distributions of any net realized capital gains (including net short-term capital gains) earned by the Fund are distributed at least annually. Additional distributions of net investment income and capital gains for the Fund may be made to avoid the application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital-gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

Permanent book and tax differences incurred during the year ended June 30, 2001, resulting in reclassification of $648,693 to decrease undistributed net investment income and $648,693 to increase accumulated net realized gain/loss.

Permanent book and tax differences, if any, are not included in ending undistributed net investment income/(loss) for the purposes of calculating net investment income/(loss) per share in the Financial Highlights.

g. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded on a trade date basis (date the order to buy or sell is executed). Interest income is accrued daily and includes amortization of premium and accretion of discount on investments. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date.

h. FEDERAL INCOME TAXES

The Fund has elected and qualified, and it is the intention of the Fund to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code and to make distributions of taxable income to shareholders sufficient to relieve the Fund of all or substantially all federal income and excise taxes. Therefore, no federal income tax or excise tax provision has been provided.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based on its current interpretation of tax rules and regulations that exist in the markets in which it invests.

i. EXPENSES
General expenses of the Trust are allocated to the Fund and other series of the Trust based on relative net assets. Operating expenses directly attributable to the Fund are charged to the Fund's operations.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

a. Montgomery Asset Management, LLC, is the Fund's manager (the "Manager"). The Manager, a Delaware limited liability company, is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. The Manager is a subsidiary of Commerzbank AG.

Pursuant to the Investment Management Agreement (the "Agreement") between the Manager and the Trust with respect to the Fund, the Manager provides the Fund with advice on buying and selling securities, manages the investments of the Fund including the placement of orders for portfolio transactions, furnishes the Fund with office space and certain administrative services, and provides the personnel needed by the Trust with respect to the Manager's responsibilities under the Agreement. Under an Operating Expense Agreement with the Trust, the Manager has agreed to reduce some or all of its management fee or absorb Fund expenses if necessary to keep the Fund's annual operating expenses, exclusive of Rule 12b-1 fees, interest expense, extraordinary expenses and taxes, at or below 1.25% of the Fund's average net assets. Any reductions or absorptions made to the Fund by the Manager are subject to recovery within the following three years, provided the Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations. The Manager generally seeks reimbursement for the oldest reductions and waivers before payment by the Fund for fees and expenses for the current year. The Operating Expense Agreement has a rolling 10-year term, extendable for one year at the end of each fiscal year.

For the year ended June 30, 2001, the contractual management fee, effective management fee, management fee including the effect of fees reduced and administration fee and were 1.11%, 2.71%, 0.84% and 0.05%, respectively.

The Manager recouped previously deferred fees during the year ended June 30, 2001, of $1,720,704. This amount has been included with current annual management fees in the Statement of Operations and is part of the effective management fee shown.

For the year ended June 30, 2001, the Manager has deferred fees subject to recoupment totaling $2,010,773.

b. Montgomery Asset Management, LLC, serves as the Fund's administrator (the "Administrator"). The Administrator performs services with regard to various aspects of the Fund's administrative operations. As compensation, the Fund pays the Administrator a monthly fee (accrued daily) at an annual rate of 0.05% of average daily net assets.

c. Certain officers and Trustees of the Trust are, with respect to the Trust's Manager and/or principal underwriter, "affiliated persons" as defined in the 1940 Act. Each Trustee who is not an affiliated person will receive a retainer totaling $65,000 per annum, as well as reimbursement for expenses, for services as a Trustee of all Trusts advised by the Manager ($17,500 of which is allocated to The Montgomery Funds II).

3. SECURITIES TRANSACTIONS:

a. The aggregate amounts of purchases and sales of investment securities, other than short-term securities, for the year ended June 30, 2001, were $174,073,492 and $185,764,858, respectively.

b. At June 30, 2001, cost for federal income tax purposes was $73,413,604. Aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value for federal income tax purposes were $1,910,005 and $8,048,865, respectively.

c. Under an unsecured Revolving Credit Agreement with Bank of America, N.A. and Credit Lyonnaise, the Fund, along with other Funds of The Montgomery Funds, The Montgomery Funds II and The Montgomery Funds III, may borrow (consistent with applicable law and its investment policies) up to 10% of its net asset value
(or such lower limit applicable to such Fund), provided the aggregate funds borrowed do not exceed $75,000,000 per lender. The Fund pays its pro rata share of the quarterly commitment fee of 0.10% per annum of the unutilized credit line balance. For the year ended June 30, 2001, there were no borrowings under these agreements.

d. The schedule of forward foreign-currency exchange contracts at June 30, 2001, was as follows:


   Foreign-Currency                      Settlement                                 Net Unrealized
      Amount                               Date               In Exchange for ($US)  Depreciation
--------------------------------------------------------------------------------------------------
FORWARD FOREIGN-CURRENCY EXCHANGE CONTRACTS TO RECEIVE
     9,838,280        Indian Rupee      07/02/01                  $ 209,147            $(312)

4. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:

The Trust has authorized an unlimited number of shares of beneficial interest which have a par value of $0.01. Transactions in shares of beneficial interest for the periods indicated below were as follows:


                                       YEAR ENDED 6/30/01           YEAR ENDED 6/30/00
                                     SHARES          DOLLARS        SHARES      DOLLARS
------------------------------------------------------------------------------------------
Sold                             1,678,992       $ 61,831,583       34,338   $  1,605,744
Redeemed                        (2,008,956)       (73,456,286)    (467,792)   (22,707,820)
-------------------------------------------------------------------------------------------
Net increase/(decrease)           (329,964)      $(11,624,703)    (433,454)  $(21,102,076)
-------------------------------------------------------------------------------------------

At June 30, 2001, shareholders of the Fund with ownership of 5% or greater included five shareholders, comprising ownership of 89.37% of the aggregate shares outstanding.

5. FOREIGN SECURITIES:

The Fund purchases securities on foreign securities exchanges. Securities of foreign companies and foreign governments involve risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies, less-reliable information about issuers, different securities transactions clearance and settlement practices, and potential future adverse political and economic developments. These risks are heightened for investments in emerging markets countries. Moreover, securities of many foreign companies and governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

6. CAPITAL LOSS CARRYFORWARDS:

At June 30, 2001, the Fund had available for federal income tax purposes unused capital losses of $3,230,198 expiring in 2006 and $41,909,046 expiring in 2007. Under the current tax law, future utilization of such losses may be limited.

During the year ended June 30, 2001, the Fund utilized $642,865 of capital loss carryforward to offset reaized gains during the year.

Under current tax law, net capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended June 30, 2001, the Fund elected to defer net capital losses of $8,621,581, occurring between November 1, 2000, and June 30, 2001.

Such deferred losses will be treated as arising on the first day of the fiscal year ending June 30, 2002.

                                 THE MONTGOMERY
                                      FUNDS
                                   INDEPENDENT
                               ACCOUNTANTS' REPORT


TO THE BOARD OF TRUSTEES AND THE SHAREHOLDERS OF THE MONTGOMERY INSTITUTIONAL
SERIES: EMERGING MARKETS PORTFOLIO:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Montgomery Institutional Series:
Emerging Markets Portfolio (a portfolio of The Montgomery Funds II, the "Fund") at June 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2001, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial highlights of the Fund for the period ended June 30, 1997, were audited by other independent accountants whose report expressed an unqualified opinion on those statements.


PricewaterhouseCoopers LLP
San Francisco, CA
August 13, 2001

                                 THE MONTGOMERY
                                    FUNDS II
                                 TAX INFORMATION
                            YEAR ENDED JUNE 30, 2001
                                   (Unaudited)


In accordance with the Internal Revenue Code, the following Fund is designating the following amount of long-term capital-gain dividends:

Emerging Markets Portfolio                  $   0


The Fund may elect under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its sharehoers. For the fiscal year ended June 30, 2001, foreign income and foreign taxes paid relating to foreign sources and possessions in the United States on a per-share basis, were as follows:

                                        Foreign   Foreign
                                        Income     Taxes
------------------------------------------------------------
Emerging Markets Portfolio            $2,420,978  $68,599

The above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and capital gains for Securities and Exchange Commission (book) purposes and Internal Revenue Service (tax) purposes.